SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                   FORM 8-K/A



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

      Date of Report: (Date of earliest event reported): February 15, 2000
                      (December 2, 1999)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




  DELAWARE                       0-15905                   73-1268729
 (State of               (Commission File Number)         (IRS Employer
Incorporation)                                          Identification No.)



                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


            (a)   Pro Forma Information

            (b)   Exhibits

            99.1 Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company.

            99.2 The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BLUE DOLPHIN ENERGY COMPANY


Date: February 15, 2000             By: /s/G. BRIAN LLOYD
                                          G. Brian Lloyd
                                          Vice President, Treasurer

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
                                INDEX TO EXHIBITS

      EXHIBIT                 DESCRIPTION OF EXHIBIT

      99.1* Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company (incorporated by reference from the Company's Schedule 13D filed with the Securities and Exchange Commission on October 22,
                              1999).

      99.2* The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.


*Previously filed.

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